PROMISSORY NOTE

$3,000,000.00	Tampa, Florida
January 3, 2006

FOR VALUE RECEIVED, the undersigned promise to pay to the order of US SUSTAINABLE ENERGY CORP. (hereinafter, together with any holder hereof, called “Holder”) at P. O. Box 24567, Tampa, FL 33623 or at such other place as the Holder may from time to time designate in writing, the principal sum of Three Million ($3,000,000) Dollars, or so much of said sum as has been advanced hereunder by Holder to Makers, together with interest on the unpaid principal balance from time to time outstanding, in accordance with the following provisions:

A. Interest shall accrue at the rate of 6% per annum.

B. Interest shall accrue from the date of advance and be payable at maturity. Principal repayment shall be made from the sale of Biodiesel currently in EarthFirst America, Inc.’s inventory and which is collateral for this Note. Payments to Holder shall be made on a weekly basis from Biodiesel sales, with such sales being reported on a weekly basis and the amount paid to Holder from such sales shall be the gross paid to Makers by Purchaser, less any sales, excise or other taxes payable and or to be remitted by Makers.

C. All remaining principal and accrued interest shall be due and payable on or before December 31, 2006.

Interest shall be calculated on the basis of a 365-day year.

This Note has been executed and delivered in, and its terms and provisions are to be governed and construed by the laws of the State of Florida.

This Note may be prepaid (in addition to any weekly sales’s payments described above) in whole or in part at any time without penalty. Any prepayments received shall be first applied to accrued interest and any costs incurred by Holder in connection herewith.

It is the intention of the parties that this Note constitute a revolving Promissory Note with future advances hereunder being made solely in the discretion of the Holder. At the time this Note is dated, the outstanding advances hereunder totaled $1,300,000.

Makers, and each of them, acknowledges that they have no claims, causes of action, counterclaims or offsets against Holder or any principal or affiliate of Holder as of the date of the execution of this Note.

This Note is secured by all inventory of Biodiesel owned by Makers or either of them, whether located in Tampa, FL, in transit, or wherever located.

If suit is brought to collect this Note, the Holder shall be entitled to collect all reasonable costs and expenses of suit, including, but not limited to, reasonable attorneys’ fees.

After maturity, or any extension thereof or upon default, any amounts remaining unpaid shall bear interest at the rate of twelve percent (12%) per annum.

This Note shall be in default for failure to pay any proceeds of Biodiesel sales as referenced above and all principal and accrued interest at maturity, or in the event any default shall occur under the terms of the Security Agreement and any other documents or instruments executed by the undersigned in favor of Holder. In the event a default occurs and remains uncured for ten (10) business days, after written notice from Holder, Holder may accelerate the maturity of this Note and demand immediate and full payment of all amounts due hereunder.

Presentment, notice of dishonor, and protest are hereby waived by all makers, sureties, guarantors and endorsers hereof. This Note shall be the joint and several obligation of all makers, sureties, guarantors and endorsers, and shall be binding upon them and their successors and assigns.

Any notice to Maker provided for in this Note shall be given by mailing such notice by certified mail addressed to Maker at the Address stated below, or to such other address as Maker may designate by notice to the Holder. Any notice to the Holder shall be given by mailing such notice by certified mail, or reliable overnight courier, return receipt requested, or reliable overnight courier to the Holder at the address stated in the first paragraph of this Note, or at such other address as may have been designated by notice to Maker.

Anything contained herein to the contrary notwithstanding, if for any reason the rate of interest on this Note should exceed the maximum lawful rate, the rate shall be deemed reduced to and shall be such maximum lawful rate, and any sums of interest which have been collected in excess of such maximum lawful rate shall be applied to as a credit against the unpaid balance due hereunder.

BY THE EXECUTION HEREOF, THE UNDERSIGNED HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY AGREE THAT:

a. NEITHER THE UNDERSIGNED NOR ANY ASSIGNEE, SUCCESSOR, HEIR, OR LEGAL REPRESENTATIVE OF ANY OF THE SAME SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION PROCEDURE ARISING FROM OR BASED UPON THIS THE PROMISSORY NOTE, SECURITY AGREEMENT OR ANY OTHER LOAN AGREEMENT OR ANY LOAN DOCUMENT EVIDENCING, SECURING OR RELATING TO THE OBLIGATIONS OR TO THE DEALINGS OR RELATIONSHIP BETWEEN OR AMONG THE PARTIES THERETO;

b. NEITHER THE UNDERSIGNED NOR HOLDER WILL SEEK TO CONSOLIDATE ANY SUCH ACTION, IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL HAS NOT BEEN OR CANNOT BE WAIVED;

c. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY NEGOTIATED BY THE PARTIES HERETO, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS;

d. NEITHER THE UNDERSIGNED, NOR HOLDER HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES; AND

e. THIS PROVISION IS A MATERIAL INDUCEMENT FOR HOLDER TO ENTER INTO THIS TRANSACTION.

EARTHFIRST AMERICAS, INC.

By:	/s/ Jaime Jurado
Jaime Jurado, President 2515 E. Hanna Avenue Tampa, FL 33610

EARTHFIRST TECHNOLOGIES, INC.

By:	/s/ LEON TOUPS
LEON TOUPS, President, 2515 E. Hanna Avenue Tampa, FL 33610 Makers

SECURITY AGREEMENT

EARTHFIRST AMERICAS, INCORPORATED (hereinafter referred to as “Debtor”), 2515 E. Hanna Avenue, Tampa, FL 33610 for value received, hereby grants to US SUSTAINABLE ENERGY CORP., or it’s assignees, (hereinafter referred to as “Secured Party”), P. O. Box 24567, Tampa, FL 33623 security interest in the following property:

All of Debtor’s right, title and interest in and to all Palm Oil and Palm Methyl Ester Products, including but not limited to: Crude Palm Oil, RBD Palm Oil, Bio-oils, Biodiesel whether inventory or otherwise and all products, proceeds or accounts, accounts receivable, documents, instruments, tax credit proceeds or other income in any way generated therefrom, whether such items are located in the United States, on the water or otherwise in transit or wherever located. (“Collateral”).

This security interest is granted to secure that Revolving Promissory Note in the amount of $3,000,000 executed contemporaneously herewith (“Note”) and any and all indebtedness owed now or hereafter by Debtor, or any one Debtor, to Secured Party (hereinafter referred to as “Obligations”.

Debtor hereby warrants and agrees that:

1. The Collateral was generated or acquired in the ordinary course of Debtor’s business.

2. The Collateral meets all ASTM and EPA standards and requirements to be sold as biodiesel qualified for the tax credit available under applicable law.

3. The lien granted Secured Party pursuant to this Agreement is a first lien and security interest in the Collateral and is expressly not subject to any other lien or encumbrance. Debtor is the owner of the Collateral free from any adverse lien, security interest, or encumbrance and Debtor will defend the Collateral against the claims and demands of all persons, at any time, claiming the same or any interest therein.

4. No Financing Statement covering any Collateral or any proceeds thereof is on file in any public office.

5. Debtor will not sell, transfer, lease, or otherwise dispose of or assign any of the Collateral or any interest therein, except in arm’s length sales made in the ordinary course of Debtor’s business.

6. Debtor shall at all times keep the Collateral free from any adverse lien, security interest or encumbrance.

7. Debtor will pay promptly when due all taxes and assessments upon the Collateral or for it’s use on it’s sale or operation or arising from this Agreement or upon any note or notes evidencing the Obligations, or any of them.

8. At it’s option, Secured Party may discharge taxes, liens or security interests or other encumbrances at any time levied or placed on the Collateral, may pay for insurance on the Collateral, and may pay for the maintenance and preservation of the Collateral. Debtor agrees to reimburse Secured Party upon demand for any payment made, or any expense incurred, by Secured Party, pursuant to the foregoing authorization. Until default, Debtor may have possession of the Collateral and use it in any lawful manner not inconsistent with this Agreement and not inconsistent with any policy of insurance thereon.

9. Debtor shall be in default of this Agreement upon the happening of any of the following events or conditions: (a) default by the Debtor under the terms of the Note or this Agreement; (b) any warranty, representation, or statement made or furnished to Secured Party by or on behalf of Debtor proves to have been false in any material respect when made or furnished; (c) failure to report to Secured party by each Monday the sales of collateral occurring in the prior week; (d) the taking of possession of any substantial part of the property of any Maker at the instance of any government authority.

10. Upon the occurrence of any such default or upon the happening of any default as defined in any note evidencing any of the Obligations, this Agreement or in any other agreement or instrument securing or otherwise related to any of the Obligations, which default remains uncured for a period of ten (10) business days after written notice from Secured Party or at any time thereafter, Secured Party may, at his option, declare all Obligations of each Debtor to Secured Party immediately due and payable without further demand or notice of any kind and the same thereupon shall become and be due and payable (but with such adjustments, if any, with respect to interest, or other charges as may be provided for in the note or other writing evidencing such liability); shall have the remedies of a secured party under the Uniform Commercial Code of Florida and any and all rights and remedies available to him under any other applicable law; may set off against the Obligations, all monies then owed to Debtor by Secured Party in any capacity whether or not due and Secured

Party shall be deemed to have exercised his right of set-off immediately at the time his right to such election accrues even though charge is made or entered on the books of Secured Party subsequent thereto; and upon request or demand of Secured Party, Debtor shall, at his expense, assemble the Collateral and make it available to Secured Party at a convenient place acceptable to Secured Party; and Debtor shall promptly pay all expenses of retaking, holding, preparing for sale, selling, or the like, all expenses of collection of any and all the Obligations, all expenses of any repairs to any of the Collateral and expenses of any repairs to any realty or other property to which any of the Collateral may be affixed or be a part and all other expenses of enforcement of rights hereunder. Expenses of retaking, holding, preparing for sale, selling or the like, expenses of collection and other expenses of enforcement of rights hereunder shall include Secured Party’s reasonable attorney’s fees and legal expenses. In connection with the exercise of any rights available upon default, Secured Party or his agent may enter upon the premises of Debtor and Debtor expressly waive any and all claims for damage, trespass or other injury occasioned thereby. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party will give Debtor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. The requirements of reasonable notice shall be met if such notice is mailed, postage prepaid, to Debtor at the Debtor’s address set forth above, or such other address as the Debtor may designate to Secured Party in writing at least thirty (30) days before the time of the sale or disposition. Upon disposition of any Collateral, Debtor shall be and remain liable for any deficiency; and Secured Party shall account to Debtor for any surplus, but Secured Party shall have the right to apply all or any part of such surplus (or to hold the same as a reserve against) all or any of the Obligations of each Debtor to Secured Party, whether or not they, or any of them, be then due, or in such order of application as Secured Party may from time to time elect.

11. No waiver by Secured Party of any default shall operate as a waiver of any other default or of the same default on a future occasion. No delay or omission on the part of Secured Party in exercising any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Secured Party of any right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy. Time is of the essence of this Agreement. The provisions of this Agreement are cumulative and in addition to the provisions of any note secured by this Agreement, and Secured Party shall have all the benefits, rights and remedies of and under any note secured hereby. If more than one party shall execute this Agreement, the term “Debtor” shall mean all parties signing this Agreement and each of them, and all such parties shall be jointly and severally obligated and liable hereunder. The singular pronoun, when used herein, shall include the plural. If this Agreement is not dated when executed by the Debtor, the Secured Party is authorized, without notice to the Debtor, to date this Agreement. This Agreement shall become effective as of the date of this Agreement. All rights of Secured Party hereunder shall inure to the benefit of his successors and assigns; and all Obligations of Debtor shall bind the heirs, executors, administrators, successors and assigns; and all Obligations of Debtor shall bind the heirs, executors, administrators, successors and assigns of each Debtor.

13. This Agreement has been delivered in the State of Florida and shall be construed in accordance with the laws of Florida. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. This Agreement may not be modified or amended nor shall any provision of it be waived except by a writing signed by the parties.

BY THE EXECUTION HEREOF, DEBTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY AGREES THAT:

a. NEITHER THE SECURED PARTY NOR ANY ASSIGNEE, SUCCESSOR, HEIR, OR LEGAL REPRESENTATIVE OF ANY OF THE SAME SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION PROCEDURE ARISING FROM OR BASED UPON THIS THE SECURITY AGREEMENT, ANY OTHER LOAN AGREEMENT OR ANY LOAN DOCUMENT EVIDENCING, SECURING OR RELATING TO THE OBLIGATIONS OR TO THE DEALINGS OR RELATIONSHIP BETWEEN OR AMONG THE PARTIES THERETO;

b. NEITHER THE DEBTOR NOR SECURED PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION, IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL HAS NOT BEEN OR CANNOT BE WAIVED;

c. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY NEGOTIATED BY THE PARTIES HERETO, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS;

d. NEITHER THE DEBTOR, NOR SECURED PARTY HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES; AND

e. THIS PROVISION IS A MATERIAL INDUCEMENT FOR SECURED PARTY TO ENTER INTO THIS TRANSACTION.

IN WITNESS WHEREOF, this Agreement has been duly executed as of the 3rd day of January, 2006.

Signed, Sealed and Delivered in the Presence of:	EARTHFIRST AMERICAS, INC.

/s/ Frank J. Sierra	By:	/s/ Jaime Jurado
Frank J. Sierra Printed Name		Jaime Jurado, President
“DEBTOR”

/s/ Leon A. Williamson, Jr
Leon A. Williamson, Jr
Printed Name

US SUSTAINABLE ENERGY CORP.

Printed Name	By:	John Stanton, President

Printed Name

“SECURED PARTY”